                                                                                                                                    Sub-Item 77Q1(a)

Dreyfus Investment Funds (the “Registrant”)

The Registrant’s Amended and Restated Agreement and Declaration of Trust, effective October 27, 2011, is herein incorporated by reference to Post Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A, which was filed with the Securities and Exchange Commission on January 27, 2012.